Events after the balance sheet date	6 Months Ended
Jun. 30, 2023
Events After Reporting Period [Abstract]
Events after the balance sheet date

17	Events after the balance sheet date
On 28 July 2023, HSBC Continental Europe completed the sale of its branch operations in Greece to Pancreta Bank SA. A loss of $0.1bn, including goodwill impairment, was recognised upon reclassification to held for sale, in accordance with IFRS 5 in the second quarter of 2022.
A second interim dividend for 2023 of $0.10 per ordinary share in respect of the financial year ending 31 December 2023 was approved by the Directors on 1 August 2023, as described in Note 3. On 1 August 2023, HSBC Holdings announced a share buy-back programme to purchase its ordinary shares up to a maximum consideration of $2.0bn, which is expected to commence shortly and complete within three months.